Summary Prospectus	December 28, 2018
Invesco Multi-Factor Core Fixed Income ETF
NYSE Arca, Inc.

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invesco.com/etfprospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to etfinfo@invesco.com. The Fund’s prospectus and statement of additional information, both dated December 28, 2018 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The Invesco Multi-Factor Core Fixed Income ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Invesco Multi-Factor Core Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.12%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.12%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$12	$39

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period July 23, 2018 (commencement of operations) through August 31, 2018, the portfolio turnover rate of the Fund was 5% of the average value of the portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in securities that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Underlying Index, which is designed to provide multi-factor exposure to fixed income securities. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser (the “Adviser”), and Invesco Distributors, Inc., the Fund’s distributor (the “Distributor”).

The Underlying Index is an index of indexes, comprised of component securities of such indexes (each, a “Sub-Index”). The Underlying Index weights the components of the following Sub-Indexes according to the following corresponding fixed, target weightings: (i) Invesco U.S. Fixed Rate 30-Year MBS Index (40% weight); (ii) Invesco Investment Grade Defensive Index (25% weight); (iii) Invesco U.S. Treasury 1-3 Years Index (20% weight); (iv) Invesco U.S. Treasury 10-30 Years Index (10% weight); and (v) Invesco Investment Grade Value Index (5% weight). As of August 31, 2018, the Underlying Index was comprised of 375 constituents. The securities in the Underlying Index are weighted in accordance with the methodology of each Sub-Index. Additional information about each Sub-Index is set forth below.

Invesco U.S. Fixed Rate 30-Year MBS Index. The Invesco U.S. Fixed Rate 30-Year MBS Index (the “MBS Index”) is designed to provide exposure to mortgage-backed pass-through securities of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The MBS Index is compiled and maintained by the Index Provider.

In selecting components for inclusion in the MBS Index, the Index Provider begins with an investment universe of generic

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aggregates (“MBS Generics”), which are groups of pools of mortgage-backed securities (“MBS”) based on issuing agent, coupon rate and production year (i.e., the year that the mortgages were originated). The MBS Generics include pools of 30-year mortgages issued by Fannie Mae and Freddie Mac. They are based on fixed rate mortgages with at least one year remaining to maturity. The total amount outstanding of all production years for a given issuer and coupon must be at least $5 billion, and the total amount outstanding for a given coupon must be at least $250 million.

From the universe of MBS Generics, the MBS Index includes all outstanding pools of 30-year mortgages issued by Fannie Mae and Freddie Mac that were produced in the past three years. The MBS Index rebalances monthly, at which time MBS Generics selected for inclusion in the MBS Index are market-value weighted.

Invesco Investment Grade Defensive Index. The Invesco Investment Grade Defensive Index (the “IG Defensive Index”) is designed to provide exposure to U.S. investment grade bonds having the highest “quality scores” (within the eligible universe of U.S. investment grade bonds) as determined by the Index Provider using its methodology described below. The IG Defensive Index is compiled and maintained by the Index Provider.

In selecting components for inclusion in the IG Defensive Index, the Index Provider begins with an investment universe of all U.S. dollar-denominated bonds issued by U.S. companies. To be eligible for inclusion, bonds must (i) be rated higher than BBB- (or equivalent) by S&P Global Ratings, a division of S&P Global Inc. (“S&P”), Fitch Ratings Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”) credit rating agencies; (ii) have at least $600 million in face value outstanding, with only the largest bond from each issuer eligible; (iii) have at least two years, and no more than ten years, until final maturity; and (iv) make coupon payments. Qualifying securities include: fixed rate, bullet bonds, sinking funds, amortizing, puttable, extendable, callable, and step-up bonds with schedules known at issuance. Securities issued in accordance with Rule 144A (“Rule 144A securities”) under the Securities Act of 1933, as amended (the “Securities Act”) bonds registered with the U.S. Securities and Exchange Commission (“SEC”), publicly underwritten medium-term notes and Eurodollar bonds are all eligible for inclusion in the IG Defensive Index.

The Index Provider assigns a quality score (“Quality Score”) to each eligible bond, which is calculated based on such bond’s maturity and credit rating. With respect to the maturity factor, each bond is scored based on the number of years remaining to maturity, with bonds having fewer years to maturity receiving higher scores. With respect to the credit rating factor, each rating agency’s rating is converted into a numerical value and a bond’s credit score is calculated as an equally-weighted average of the numerical scores of each agency that has rated the bond. The maturity and credit scores for each bond are standardized across the universe of eligible bonds, and the Quality Score for each bond is computed as an equally-weighted combination of these two factors.

All eligible securities are ranked by Quality Score. Initially, bonds with Quality Scores in the top 40% of eligible securities are selected for inclusion in the IG Defensive Index. At each monthly

IG Defensive Index rebalance, any eligible security with a Quality Score in the top 30% of eligible securities is added to the IG Defensive Index, and current constituents with a Quality Score in the bottom 50% of eligible securities are removed. IG Defensive Index constituents are equally weighted.

Invesco U.S. Treasury 1-3 Years Index. The Invesco U.S. Treasury 1-3 Years Index (the “Treasury 1-3 Years Index”) is compiled and maintained by the Index Provider and includes U.S dollar-denominated Treasury securities with a maturity from one year up to three years, regardless of call features. To be eligible for inclusion, the securities must also have at least $1 billion par amount outstanding. The Treasury 1-3 Years Index constituents are market-value weighted.

Invesco U.S. Treasury 10-30 Years Index. The Invesco U.S. Treasury 10-30 Years Index (the “Treasury 10-30 Years Index”) is compiled and maintained by the Index Provider and includes U.S dollar-denominated Treasury securities with a maturity from ten years up to thirty years, regardless of call features. To be eligible for inclusion, the securities must also have at least $1 billion par amount outstanding. The Treasury 10-30 Years Index constituents are market-value weighted.

Invesco Investment Grade Value Index. The Invesco Investment Grade Value Index (the “IG Value Index”) is designed to provide exposure to higher value, U.S. investment grade bonds. Higher value bonds are characterized as those with higher yields that may provide greater returns in certain markets. In addition, the IG Value seeks to incorporate securities with the highest “quality scores” (within the eligible universe of U.S. investment grade bonds) as determined by the Index Provider using its methodology described below. The IG Value Index is compiled and maintained by the Index Provider.

In selecting components for inclusion in the IG Value Index, the Index Provider begins with an investment universe of all U.S. dollar-denominated bonds issued by U.S. companies. To be eligible for inclusion, bonds must (i) be rated higher than BBB- (or equivalent) by S&P, Fitch, or Moody’s credit rating agencies; (ii) have at least $600 million in face value outstanding, with only the largest bond from each issuer eligible; (iii) have at least two years, and no more than ten years, until final maturity; and (iv) make coupon payments. Qualifying securities include: fixed rate, bullet bonds, sinking funds, amortizing, puttable, extendable, callable, and step-up bonds with schedules known at issuance. Rule 144A securities, bonds registered with the SEC, publicly underwritten medium-term notes and Eurodollar bonds are all eligible for inclusion in the IG Value Index.

The Index Provider assigns a QAV Score to each eligible bond, which is calculated based on a combination of value and quality factors or characteristics. With respect to value, a value score (“Value Score”) is assigned to each eligible bond based on the bond’s option adjusted spread (“OAS”). Specifically, the Value Score for each bond is calculated as its percentile ranked OAS within its sector and credit rating category. With respect to credit category, each rating agency’s rating is converted into a numerical value and a bond’s credit factor score is calculated as an equally-weighted average of the numerical scores of each agency that has rated the bond. The bond is then assigned to one of six credit

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rating categories, as established by the Index Provider. Bonds are also separately ranked by OAS solely within their credit rating category. If fewer than three bonds are available within a sector or credit rating, then the Value Score for all bonds in the grouping is replaced with the percentile rank based on credit rating only. If fewer than three bonds are available within a rating category, then the bonds in that rating category are removed from IG Value Index eligibility. The Value Scores are then standardized.

The Index Provider also calculates a quality score (“Quality Score”) for each eligible bond, which is calculated based on such bond’s maturity and credit rating. With respect to the maturity factor, each bond is scored based on the number of years remaining to maturity, with bonds having fewer years to maturity receiving higher scores. With respect to the credit rating factor, each rating agency’s rating is converted into a numerical value and a bond’s credit score is calculated as an equally-weighted average of the numerical scores of each agency that has rated the bond. The maturity and credit scores for each bond are standardized across the universe of eligible bonds, and the Quality Score for each bond is computed as an equally-weighted combination of these two factors.

Once a Value Score and Quality Score are assigned to eligible bonds, the QAV Score is calculated as a weighted average combination of the two scores, with 90% and 10% weights applied to the Value Score and Quality Score, respectively.

All eligible securities are ranked by the QAV Score. Initially, bonds with QAV Scores in the top 40% of eligible securities are selected for inclusion in the IG Value Index. At each monthly IG Value Index rebalance, any eligible security with a QAV Score in the top 30% of eligible securities is added to the IG Value Index, and current IG Value Index constituents with a QAV Score in the bottom 50% of eligible securities are removed. IG Value Index constituents are equally weighted.

The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with processing creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, which may be more likely to trade at a premium or discount to net asset value (“NAV”) and to face trading halts and/or delisting. This risk may be heightened for the Fund because it invests in non-U.S. securities, which may have lower trading volumes.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Changing U.S. Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) keeping the federal funds rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

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Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the

Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Mortgage-Backed Securities Risk. Investments in mortgage-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund.

Rule 144A Securities Risk. The Fund may invest in securities that are normally purchased or resold pursuant to Rule 144A under the Securities Act. Rule 144A securities are restricted securities that are not publicly traded. As such Rule 144A securities may be subject to legal restrictions on resale. Rule 144A securities are generally not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the

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Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

U.S. Government Obligation Risk. The Fund may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Performance

The Fund commenced operations on July 23, 2018 and therefore does not yet have a full calendar year of performance history. Once the Fund has a full calendar year of performance information, the Fund will present total return information which is also accessible on the Fund’s website at www.invesco.com/ETFs and provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	July 2018
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	July 2018
Greg Meisenger	Portfolio Manager of the Adviser	July 2018
Jeremy Neisewander	Portfolio Manager of the Adviser	July 2018
Richard Ose	Portfolio Manager of the Adviser	July 2018

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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